UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

BTC DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42873	98-1816717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 703-4396

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	BDCIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BDCI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share	BDCIW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2025, BTC Development Corp. (the “Company”), consummated its initial public offering (“IPO”) of 25,300,000 units (the “Units”), including the exercise in full by the underwriters of an option to purchase up to 3,300,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-fourth of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-289705) for the IPO, originally filed with the Securities and Exchange Commission (the “Commission”) on August 19, 2025 (as amended, the “Registration Statement”), all of which are attached as exhibits and incorporated by reference herein:

●	An Underwriting Agreement, dated September 29, 2025 (the “Underwriting Agreement”), among the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM”) and Keefe, Bruyette & Woods, Inc. (“KBW” and, together with CCM, the “Representatives”);

●	An Investment Management Trust Agreement, dated September 29, 2025, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated September 29, 2025, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated September 29, 2025, between the Company and certain security holders of the Company;

●	A Letter Agreement, dated September 29, 2025, by and among the Company, its officers and directors and certain security holders of the Company;

●	A Placement Unit Subscription Agreement, dated September 29, 2025, between the Company and BTC Development Sponsor LLC;

●	A Placement Unit Subscription Agreement, dated September 29, 2025, between the Company and CCM;

●	A Placement Unit Subscription Agreement, dated September 29, 2025, between the Company and KBW;

●	Indemnity Agreements dated September 29, 2025, between the Company and each Director and executive officer of the Company, a form of which is attached as Exhibit 10.8 to this Current Report; and

●	An Administrative Services Agreement, September 29, 2025, between the Company and BTC Development Sponsor LLC.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 760,000 Units (the “Placement Units”) in a private placement transaction at a price of $10.00 per Placement Unit, generating gross proceeds of $7,600,000. 173,250 Placement Units were purchased by CCM, 74,250 Placement Units were purchased by KBW and 512,500 Placement Units were purchased by one of the Company’s sponsors, BTC Development Sponsor LLC. The Warrants included in the Placement Units are identical to the Warrants included in the IPO Units except as otherwise described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth under Item 5.03 is incorporated herein by this reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2025, in connection with the IPO, Betsy Z. Cohen , Bracebridge H. Young, Jr., Jonathan Kirkwood, Andrew Hohns, Grant Gilliam and Hersh Kozlov (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective September 29, 2025, each of Messrs. Hohns, Kozlov and Kirkwood, were appointed to the Board’s Audit Committee, with Mr. Hohns serving as chair of the Audit Committee. Each of Messrs. Hohns, Kozlov and Gilliam were appointed to the Board’s Compensation Committee, with Mr. Kozlov serving as chair of the Compensation Committee.

On September 29, 2025, the Company entered into indemnity agreements with each of the Directors, as well as with R. Maxwell Smeal, the Chief Financial Officer and Secretary of the Company, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2025, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum”) with the Cayman Islands General Registry. A description of the material terms of the Amended and Restated Memorandum is included in the Registration Statement and incorporated herein by this reference. In addition, a copy of the Amended and Restated Memorandum is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $253,000,000 of the net proceeds from the IPO and the Private Placement (which includes $10,780,000 of the Underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest earned on the funds to satisfy the Company’s working capital requirements (subject to an annual limit of $400,000) and to pay taxes (or up to $100,000 for dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO or 27 months from the closing of the IPO if the Company has executed a definitive agreement for its initial business combination within 24 months from the closing of the IPO but has not completed its initial business combination within such 24-month period (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the IPO (or 27 months, as applicable) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

A copy of the press release issued by the Company on September 29, 2025 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on October 3, 2025 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 29, 2025, among the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC and Keefe, Bruyette & Woods, Inc.

3.1	Amended and Restated Memorandum and Articles of Association, filed with the Cayman Islands General Registry on September 29, 2025.

4.1	Warrant Agreement, dated September 29, 2025, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated September 29, 2025, among the Company and certain security holders, officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated September 29, 2025, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated September 29, 2025, between the Company and certain security holders of the Company.

10.4	Placement Unit Subscription Agreement, dated September 29, 2025, between the Company and BTC Development Sponsor LLC.

10.5	Placement Unit Subscription Agreement, dated September 29, 2025, between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC.

10.6	Placement Unit Subscription Agreement, dated September 29, 2025, between the Company and Keefe, Bruyette & Woods, Inc.

10.7	Administrative Services Agreement, dated September 29, 2025, between the Company and BTC Development Sponsor LLC.

10.8	Form of Indemnity Agreement (Incorporated by reference to Exhibit 10.9 filed with the Registrant’s Form S-1 (File No. 333-289705).

99.1	Press Release dated September 30, 2025 (pricing of the IPO).

99.2	Press Release dated October 3, 2025 (closing of the IPO).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2025	BTC DEVELOPMENT CORP.

	By:	/s/ R. Maxwell Smeal
	Name:	R. Maxwell Smeal
	Title:	Chief Financial Officer and Secretary

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